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                                                                    EXHIBIT 10.2


                   FIRST AMENDMENT TO BUSINESS LOAN AGREEMENT

                This First Amendment to Business Loan Agreement (the "Amendment") is made as of July 10, 2001, between Bank of America,
N. A. ("Bank"), and Novatel Wireless, Inc. ("Borrower").

                                    RECITALS

        A. Borrower and Bank entered into that certain Business Loan Agreement dated as of June 28, 2001 (the "Agreement").

        B. Borrower and Bank desire to amend certain terms and provisions of the Agreement.

                                    AGREEMENT

        1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

        2. Amendments. The Agreement is hereby amended as follows:

                2.1 Paragraph 1.6(a) of the Agreement is amended to add clause
(iii) to read as follows:

                        "(iii) The amounts of letters of credit outstanding at any one time (including amounts drawn on letters of credit and not yet reimbursed) may not exceed Five Million Dollars ($5,000,000.00)."

                3. Representations and Warranties. Borrower hereby represents and warrants to Bank that: (i) no default specified in the Agreement and no event which with notice or lapse of time or both would become such a default has occurred and is continuing and (ii) the representations and warranties of Borrower pursuant to the Agreement are true on and as of the date hereof as if made on and as of said date.

                4. Effect of Amendment. Except as provided in this Amendment, the Agreement shall remain in full force and effect and shall be performed by the parties hereto according to its terms and provisions.



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        IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the date first above written.

                                       BANK OF AMERICA, N.A.


                                       By:       /s/ Susan J. Pepping
                                           -------------------------------------
                                       Name:   SUSAN J. PEPPING
                                             -----------------------------------
                                       Title:     Senior Vice President
                                              ----------------------------------

                                       NOVATEL WIRELESS, INC.


                                       By:  /s/ Dan L. Halvorson
                                           -------------------------------------
                                       Name: Dan L. Halvorson
                                             -----------------------------------
                                       Title: Treasurer
                                              ----------------------------------


                                       By: /s/ Melvin L. Flowers
                                           -------------------------------------
                                       Name:  Melvin L. Flowers
                                             -----------------------------------
                                       Title:   Senior Vice President and CFO
                                              ----------------------------------



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